UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 16, 2025

UWM Holdings Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-39189	84-2124167
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

585 South Boulevard E.
Pontiac,	Michigan	48341
(Address of principal executive offices)		(Zip Code)
(800) 981-8898
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	UWMC	New York Stock Exchange
Warrants, each warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	UWMCWS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

On September 16, 2025, subsidiaries of UWM Holdings Corporation, UWM Holdings, LLC (“UWM Holdings LLC”), as issuer, United Wholesale Mortgage, LLC (“UWM”), as guarantor, and U.S. Bank Trust Company, National Association, as trustee, executed an indenture (the “Indenture”) pursuant to which UWM Holdings LLC issued $1.0 billion aggregate principal amount of 6.250% senior unsecured notes due 2031 (the “2031 Senior Notes”). The 2031 Senior Notes have an interest coupon of 6.250% and were issued at a price of 100% of their face value. Interest on the 2031 Senior Notes is payable semi-annually on March 15 and September 15 of each year, beginning on March 15, 2026. The 2031 Senior Notes mature on March 15, 2031.
UWM Holdings LLC may redeem the 2031 Senior Notes, in whole or in part, at any time during the twelve-month period beginning on the following dates at the following redemption prices: March 15, 2028 at 103.125%, March 15, 2029 at 101.563, or March 15, 2030 until maturity at 100.000%, of the principal amount of the 2031 Senior Notes to be redeemed on the redemption date plus accrued and unpaid interest. In addition, until March 15, 2028, UWM Holdings LLC may redeem up to 40% of the aggregate principal amount of the 2031 Senior Notes with the net proceeds of certain equity offerings at a redemption price of 106.250% of the principal amount of the 2031 Senior Notes to be redeemed plus accrued and unpaid interest, if any, to the redemption date. UWM Holdings LLC may also redeem some or all of the 2031 Senior Notes at any time prior to March 15, 2028 at a redemption price equal to 100% of the principal amount of the 2031 Senior Notes to be redeemed plus the Applicable Premium as of, and accrued and unpaid interest, if any, to, but excluding the redemption date. The Applicable Premium means, with respect to any of the 2031 Senior Notes on any redemption date, the greater of (i) 1.0% of the principal amount of such note and (ii) the excess, if any, of (A) the present value at such redemption date of (1) the redemption price of such note at March 15, 2028 (as set forth in the Indenture), plus (2) all required interest payments due on such note through March 15, 2028 (excluding accrued but unpaid interest, if any, to the redemption date), computed using a discount rate equal to the treasury rate on such redemption date plus 50 basis points over (B) the principal amount of such Note.
The 2031 Senior Notes are UWM Holdings LLC’s senior unsecured obligations and are guaranteed by UWM. The 2031 Senior Notes rank (i) equal in right of payment with all of UWM Holdings LLC’s existing and future unsecured senior debt, including its 6.625% Senior Notes due 2030, (ii) senior in right of payment to all of UWM Holdings LLC’s future subordinated debt and (iii) effectively subordinated to any of UWM Holdings LLC’s secured debt to the extent of the value of the assets securing such debt. Further, the guarantee is UWM’s senior unsecured obligation and ranks (i) equal in right of payment with all of UWM’s existing and future unsecured senior debt, including UWM’s 5.500% Senior Notes due 2025, its 5.500% Senior Notes due 2029, its 5.750% Senior Notes due 2027 and its guarantee of the 6.625% Senior Notes due 2030, (ii) senior in right of payment to all of its future subordinated debt and (iii) effectively subordinated to any of its secured debt to the extent of the value of the assets securing such debt, including its warehouse lines of credit, its two facilities that are secured by mortgage servicing rights and other funding debt.
If UWM Holdings LLC experiences a Change of Control (as defined in the Indenture), each holder of the 2031 Senior Notes will have the right to require UWM Holdings LLC to repurchase all of such holder’s notes at a repurchase price equal to 101% of the aggregate principal amount of any notes repurchased plus accrued interest to the date of purchase.
If any Event of Default (as defined in the Indenture) occurs and is continuing, the trustee under the Indenture or the holders of at least 25% in aggregate principal amount of the then outstanding Notes and the trustee may, and the trustee at the request of such holders will, declare the principal of and accrued interest on the 2031 Senior Notes to be immediately due and payable. If certain bankruptcy and insolvency Events of Default specified in the Indenture occur with respect to UWM, all outstanding notes will become due and payable without any other act on the part of the trustee or the holders.
The Indenture contains customary covenants, subject to a number of exceptions and qualifications, including restrictions on UWM Holdings LLC’s ability to (1) incur additional non-funding indebtedness unless either (y) the Fixed Charge Coverage Ratio (as defined in the Indenture) is no less than 3.0 to 1.0 or (z) the Debt-to-Equity Ratio (as defined in the Indenture) does not exceed 2.0 to 1.0, (2) merge, consolidate or sell assets, (3) make restricted payments, including distributions, (4) enter into transactions with affiliates, (5) enter into sale and leaseback transactions and (6) incur liens securing indebtedness.
The description above is qualified in its entirety by the Indenture, a copy of which is filed as an exhibit to this Form 8-K.
Certain of the initial purchasers and their affiliates have engaged, and may in the future engage, in investment banking, commercial banking and other financial advisory and commercial dealings with UWM Holdings LLC and its affiliates.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.13	Indenture, dated September 16, 2025, by and between UWM Holdings, LLC, as issuer, United Wholesale Mortgage, as guarantor, and U.S. Bank Trust Company, National Association, as trustee.

4.14	Form of 6.250% Senior Notes due 2031 (included in Exhibit 4.13).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2025

UWM HOLDINGS CORPORATION

By:	/s/ Rami Hasani
Name:	Rami Hasani
Title:	Executive Vice President, Chief Financial Officer